Pursuant to 17 CFR 229.601(b)(10)(iv), confidential information (indicated by [***]) has been omitted from this exhibit because it is both not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.11.2

Confidential

First Amendment to

Contract Manufacturing Agreement (Metreleptin SLD) dated September 30, 2010

THIS AMENDMENT (“Amendment”) entered into as of September 01, 2011 is by and between Amylin Pharmaceuticals, Inc., whose principal office is at 9360 Towne Centre Drive, San Diego, California 92121 (“Amylin”) and Sandoz GmbH, whose principal office is at Biochemiestrasse 10, A6250 Kundl, Austria (“Sandoz”).

WHEREAS, Amylin and Sandoz have entered into a Contract Manufacturing Agreement (Metreleptin SLD) effective as of September 30, 2010 (the “Agreement”), and desire to amend the Agreement as described below.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	The third item in the table of contents to the Agreement is hereby amended and restated in its entirety as follows: “Post-Validation Characterization Activities.”

2.	Clause D(b) under the heading “WHEREAS” of the Agreement is hereby amended and restated in its entirety as follows:

“Performance of experimental activities to be conducted in connection with the Post-Validation Characterization Activities” (Post-Validation Characterization Activities defined below).”

3.	Clause 1(1) of the Agreement is hereby amended as follows:

The following defined terms are hereby deleted in their entirety: (i) “Process Intermediate Supply Activities,” (ii) “Process Intermediate Supply Fee,” and “Process Intermediate Work Plan.”

The definition of “Process Transfer Materials” is hereby restated in its entirety as follows: “‘Process Transfer Materials’ means the cell banks, reference standards and other materials to be provided by Amylin to Sandoz for the Process Characterization Phase, Analytical Activities, Post-Validation Characterization Activities, Pilot Studies, Process Validation Campaign and Commercial Phase, as listed in Schedule 4.”

The following defined terms and definitions are hereby added to Clause 1(1):

“‘Post-Validation Characterization Activities’ has the meaning set forth in Clause 3(2).”

“‘Post-Validation Characterization Supply Fee’ has the meaning set forth in Schedule 4.”

“‘Post-Validation Characterization Work Plan’ means an outline of the activities, timing and sampling to be performed under the Post-Validation Characterization Activities.”

Confidential

4.	Clause 3 of the Agreement is hereby amended and restated in its entirety as follows:

“3.	POST-VALIDATION CHARACTERIZATION ACTIVITIES

(1)           Sandoz will provide Amylin with a draft Post-Validation Characterization Work Plan in accordance with Schedule 4. Not less than [***] in advance of commencing the Post-Validation Characterization Activities, Amylin and Sandoz will agree upon the final Post-Validation Characterization Work Plan in writing.

(2)           Sandoz will perform all activities for which it is responsible under the Post-Validation Characterization Work Plan (the “Post-Validation Characterization Activities”) in accordance with the Post-Validation Characterization Work Plan and Schedule 4.

(3)           Amylin will provide the Process Transfer Materials required for the Post-Validation Characterization Activities as set out in Schedule 4 free of charge.

(4)           Upon completion of the Post-Validation Characterization Activities according to the final Post-Validation Characterization Work Plan, Sandoz shall issue an invoice for the activities and raw materials of Post-Validation Characterization as described in table 2 of schedule 4 of the Amendment.

5.	All references to “Process Intermediates Supply” contained in Clauses 15 and 16 of the Agreement are hereby deleted and replaced with the words “Post-Validation Characterization Activities”.

6.	Clause 18(l)(b) of the Agreement is hereby amended and restated in its entirety as follows:

“(b) For the Post-Validation Characterization Process Activities:

Upon completion of the experimental activities to be conducted in connection with the Post-Validation Characterization Activities.”

7.	Sandoz Release Specifications Table set forth in Schedule 2 of the Agreement is entirely amended and replaced by the following:

[***]

Confidential

For the avoidance of doubt, the “Additional Specifications” Tables contained in Schedule 2 of the Agreement shall continue to apply.

8.	Table 2 of Schedule 4 of the Agreement is hereby amended and restated in its entirety as follows:

2. Planned activities and pricing for Post-Validation Characterization

Activity	Resource	Estimated duration [weeks]	Price per week [Euro]	Estimated price [Euro]
Resin Reuse Studies	*DSP Lab	[***]	[***]	[***]
Analytical Support	*Analytical Lab	[***]	[***]	[***]
Microbiology Support	*Microbiology Lab	[***]	[***]	[***]
Materials ** (Resins, disposables, columns, etc.)	NA	NA	NA	[***]
Total budget estimate (“Post-Validation Characterization Supply Fee *)				[***]

* Weekly costs for lab development microbiological and analytical support are based on lab units ([***] and [***])

** All raw materials, resins and disposables will be charged at cost plus [***] handling fee. Cost of subcontractors and necessary laboratory materials to be provided by Sandoz shall be charged to Amylin at cost plus [***].”

9.	Schedule 4 of the Agreement is hereby further amended by adding the following footnote to Tables 1 through 5, as amended: “Microbiology Lab Support will be performed at a rate of [***].

10.	Except as expressly stated above, the Agreement remains in full force and effect in accordance with its terms. Unless otherwise stated in this Amendment each defined term herein shall have the same meaning ascribed to such term in the Agreement.

11.	The terms and conditions of this Amendment are hereby incorporated into and made a part of the Agreement.

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Confidential

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Effective Date written above.

Sandoz GmbH		Amylin Pharmaceuticals, Inc.

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]